                                                                             1
Vaekstfonden
Tagensvej 137
DK-2200 Kobenhaven
Telephone 35868635
Facsimile 35868636


Receptor Technologies A/S


December 4, 1996
Ref: MN/SG
Proj. NR. 1529


Re:  Project Copenhagen Lead Discovery Project

The Fund for Industrial Growth is prepared to finance your development project subject to the following conditions being met:

- Receptor Technologies A/S shall be incorporated with a paid up share capital of DKK 500,000 and shall have appointed a full time Manager;

- A revised balance sheet for Receptor Technologies Inc. per 30th September 1996 or later which does not deviate appreciably from the internal statements provided in the application submitted;

-    Letter of Support from the parent company, Receptor Technologies Inc.;

- Receptor Technologies Inc. shall have received a total capital injection of USD 3.0m of which a minimum of USD 2.0m shall derive from Dansk Kapitalanlaeg A/S and/or other Danish investors. Said capital injection shall be documented with an auditor's endorsement showing that the capital has been paid in cash to the company;

- At the date of payment of the first tranche of the loan, the Fund for Industrial Growth shall have accepted the structure of the ownership and Board of Receptor Technologies Inc. as well as Receptor Technologies A/S;

- Signed mortgage document pledging the rights in the project. Before payment of the second tranche of the loan, said mortgage shall have been registered without endorsement;

And the following special terms shall be applicable to the loan:

- The borrower may as part of project development conclude a licence agreement with Receptor Technologies Inc. or other parties for the rights to use Patent or other intellectual property rights. The Licence shall contain a statement that said rights may be assigned to the Fund for Industrial Growth on unaltered terms if the Fund for Industrial Growth takes over the project by agreement or in accordance with its mortgage rights. Such licence agreement shall be approved by the Fund for Industrial Growth;

- The loan shall be liable to full redemption if the number of employees engaged in Research and Development in Receptor Technologies A/S in the period from 1st January 1998 until the loan has been redeemed does not comprise at least eight persons;

- Before the portion of the loan paid out exceeds DKK 15m, and DKK 30m respectively, the Fund for Industrial Growth shall undertake an appraisal of the project and ensure that Receptor Technologies Inc.'s financial situation continues to assure the project's completion. Appraisal shall include an assessment of to what extent it is still probable that the project will lead to increasing activity in Denmark so that there is still a basis for a viable Danish enterprise. Until appraisal has been conducted with what the Fund for Industrial Growth deems a positive result, no more of the loan shall be payable;

- The loan shall be liable to full redemption should Receptor Technologies Inc. not have gained by 1st July 1997 a total capital injection of at least USD 6.0m, including a minimum of USD 2.0m from Dansk Kapitalanlaeg A/S and/or other Danish investors. Said capital shall be documented with an auditor's endorsement showing that it has been paid in cash to the company.

We enclose:

-    Loan agreement in duplicate,

-    Fund for Industrial Growth's standard terms for loans,

-    Budget schedule

-    Repayment schedule

-    Mortgage document

-    Information sheet on stamp duty,

-    Pledge Declaration,

-    Letter of Support,

-    Documentation for quarterly reports

-    Auditor's endorsement.

If the loan agreement is acceptable to you, before 1st January 1997, please sign and return:

-    One copy of the loan agreement,

-    Mortgage document,

-    Pledge Declaration

- A certificate less than one year old of officers empowered to sign for the company

-    Letter of Support

-    Documentation of compliance with the terms of payment,

And state:

- Bank, sort code and account numbers to which it is wished payment shall be transferred.

We look forward to continuing to work together.

Yours faithfully,
Fund for Industrial Growth



Bent Kiemer                     Maja Nielsen
Manager                         Industrial Growth Consultant

LOAN AGREEMENT

Borrower:         Receptor Technologies A/S

                  Company Registration No.
                  VAT No.

Hereby acknowledges its debt to

Lender: Fund for Industrial Growth, Tagensvej 137 DK-2200 Copenhagen N Project No. and Title K--1529 Copenhagen Lead Discovery Project

----------------------------------------------------------------------------------------------
Loan type                                   FU Loan
----------------------------------------------------------------------------------------------
Amount, DKK                                 44,573,063
----------------------------------------------------------------------------------------------
Project No.                                 1529
----------------------------------------------------------------------------------------------
Payment                                     Payable in quarterly instalments in advance
----------------------------------------------------------------------------------------------
Project budget DKK                          99,051,000
----------------------------------------------------------------------------------------------
Percentage financing                        45%
----------------------------------------------------------------------------------------------
Project term - start*                       1st January 1997
----------------------------------------------------------------------------------------------
Project term - end                          31st December 1999
----------------------------------------------------------------------------------------------
Interest ** p.a. fixed rate                 7.7%
----------------------------------------------------------------------------------------------
Interest** p.a. variable rate               7.7%, Interest determined on first banking day of
                                            each month
----------------------------------------------------------------------------------------------
Interest payable from                       Drawdown
----------------------------------------------------------------------------------------------
Surcharge on overdue accounts               14%
----------------------------------------------------------------------------------------------
Stamp Duty, loan, DKK                       133,719
----------------------------------------------------------------------------------------------
Mortgage, DKK                               150, provided Value Certificate 10,000
----------------------------------------------------------------------------------------------
Court fees, DKK                             700
----------------------------------------------------------------------------------------------
Repayment - due dates                       01.01, 01.04, 01.07 and 01.10
----------------------------------------------------------------------------------------------
First repayment                             01.01.1999
----------------------------------------------------------------------------------------------
Repayment per due date***                   cf repayment schedule of 17.10.1996
----------------------------------------------------------------------------------------------
Royalty fee****                             4.32%
----------------------------------------------------------------------------------------------
Project report dates                        01.01, 01.04, 01.07 and 01.10
----------------------------------------------------------------------------------------------
First report                                01.04.1997 for the period to 31.03.1997
----------------------------------------------------------------------------------------------
Deadline                                    3 weeks
----------------------------------------------------------------------------------------------
Security                                    Rights in the Project.
----------------------------------------------------------------------------------------------

* Costs for work conducted before the starting date of the project not co-financed.
**         Interest charged quarterly in arrears.
***        Repayments listed on the attached repayment schedule
****       See section on repayment on page 2

PRECONDITIONS
The loan is made on condition that:

- The project is undertaken as specified in the Application on the basis of which the Fund for Industrial Growth has granted the loan.

- The project's budget is complied with, cf Budget Schedule from the Fund for Industrial Growth

- The borrower shall be obliged to put up as surety Patent Applications based on the project.

SPECIAL TERMS:

The provisions noted below shall be applicable irrespective of their conflicting with the standard conditions of the loan:

- The borrower may as part of project development conclude a licence agreement with Receptor Technologies Inc. or other parties for the rights to exploit Patent or other intellectual property rights. The Licence shall contain a statement that said rights may be assigned to the Fund for Industrial Growth on unaltered terms if the Fund for Industrial Growth takes over the project by agreement or in accordance with its mortgage rights. Such licence agreement shall be approved by the Fund for Industrial Growth;

- The loan shall be liable to full redemption if the number of employees engaged in Research and Development in Receptor Technologies A/S in the period from 1st January 1998 until the loan has been redeemed does not comprise at least eight persons;

- Before the portion of the loan paid out exceeds DKK 15m and DKK 30m respectively, the Fund for Industrial Growth shall undertake an appraisal of the project and ensure that Receptor Technologies Inc.'s financial situation continues to assure the project's completion. Appraisal shall include assessment of to what extent it is still probable that the project will lead to increasing activity in Denmark so that there is still a basis for a viable Danish enterprise. Until appraisal has been conducted with what the Fund for Industrial Growth deems a positive result, no more of the loan shall be payable;

- The loan shall be liable to full redemption should Receptor Technologies Inc. not have gained by 1st July 1997 a total capital injection of at least USD 6.0m, including a minimum of USD 2.0m from Dansk Kapitalanlaeg A/S and/or other Danish investors. Capital injection shall be documented with an auditor's endorsement showing that the capital injection has been paid in cash to the company.

TERMS FOR PAYMENT OF THE FIRST TRANCHE:

The first tranche shall be payable when the Fund for Industrial Growth has received this agreement duly executed together with the other details and documentation stated in the accompanying letter, and when the following terms have been complied with:

- Receptor Technologies A/S shall be incorporated with a paid up share capital of DKK 500,000 and shall have appointed a full time Manager;

- A revised balance sheet for Receptor Technologies Inc. per 30th September 1996 or later which does not deviate appreciably from the internal statements provided in the application submitted;

-    Letter of Support from the parent company, Receptor Technologies Inc.;

- Receptor Technologies Inc. shall have received a total capital injection of USD 3.0m of which a minimum of USD 2.0m shall derive from Dansk Kapitalanlaeg A/S and/or other Danish investors. Said capital injection shall be documented with an auditor's endorsement showing that the capital injection has been paid in cash to the company;

- At the date of payment of the first tranche of the loan, the Fund for Industrial Growth shall have accepted the structure of the ownership and Board of Receptor Technologies Inc. as well as Receptor Technologies A/S;

- Signed mortgage document pledging the rights in the project. Before payment of the second tranche of the loan, said mortgage shall have been registered without endorsement;

SECURITY Mortgage for DKK 44,573,063 with surety in the rights in the project.

REPAYMENT                    The loan shall be repaid as stated in the loan
                             agreement and the repayment schedule. Due amounts shall be payable via the Banks Payment System
                             (PBS).

                             Repayment has been determined on the basis of royalty due on the project's forecast turnover. The rate of royalty is stated on page 1 of this loan agreement.

                             If on the last due date for repayment there is an outstanding amount, repayments of the loan shall continue with the same due dates as stated in the loan agreement and at the same rate as that falling due on the last repayment date, cf. repayment schedule.

                             If the results of the project are wholly or partially used in other products, markets, services or projects, Receptor Technologies Inc.'s and Receptor Technologies A/S' turnover therefrom shall be fully included in the turnover on which royalty is calculated. Should proprietorship of patents, rights or know-how in the project or parts thereof be sold or assigned, a royalty shall be payable to the Fund for Industrial Growth of 25% of the gross revenue.

DEBT REDEMPTION              The borrower may at any time request its
                             outstanding debt be redeemed against assignment of all rights the project, including all sales rights in accordance with the section on repayment. Receptor Technologies Inc. and
                             Receptor Technologies A/S shall remain liable for an amount corresponding to the royalty on all turnover the project has engendered. The royalty rate is stated on page 1. The royalty amount shall be regulated in the amount of repayments; regulation shall however not include repayments due more than one year before the Fund for Industrial Growth received the application for debt redemption.

RIGHTS The borrower has stated that the rights in the development project belong solely to the borrower.

DECLARATION                  The borrower hereby declares that it has not
                             applied for nor received other public funds for this or associated projects without having informed the Fund or Industrial Growth in writing

OTHER TERMS                  The borrower has received:

                             -   Repayment schedule dated 17 October 1996,

                             - Budget schedule from the Fund for Industrial Growth and

                             - The Fund for Industrial Growth's standard terms of loans, August 1995, which shall be applicable to the loan without further signature.

CHOICE OF INTEREST           Interest on the loan is to be: / /Fixed rate
                             / /Variable rate
                             Selection shall apply to the whole term of the loan.

                             The loan agreement shall be executed in duplicate.

Date                                       Date 4th December 1996

Receptor Technologies A/S                  Fund for Industrial Growth
---------------------------------          -------------------------------------
(Names to be also typed)                   Bent Kiemer              Maja Nielsen

In Witness of the Borrower:
(Please type and sign):

Name                                       Name
Occupation                                 Occupation
Address                                    Address
Town/Post code                             Town/Post code

Signature                                  Signature

REPAYMENT SCHEDULE

Company name Receptor Technologies A/S
Loan for                      Research and Development
Project No.                   1529
Project title                 Copenhagen Lead Discovery Project

Principal DKK                                              44,573,063
interest calculated for the term of the project:           14,750,705
total repayments                                           59,323,768

This repayment schedule is based on fixed interest and forecasts for turnover created by the project:

----------------------------------------------------------
From               To                    Turnover DKK
----------------------------------------------------------
1 Oct 98           31 Dec 98               28,750,000
----------------------------------------------------------
1 Jan 99           31 Dec 99               86,250,000
----------------------------------------------------------
1 Jan 00           31 Dec 00              143,750,000
----------------------------------------------------------
1 Jan 01           31 Dec 01              172,500,000
----------------------------------------------------------
1 Jan 02           31 Dec 02              207,000,000
----------------------------------------------------------
1 Jan 03           31 Dec 03              248,400,000
----------------------------------------------------------
1 Jan 04           31 Dec 04              298,080,000
----------------------------------------------------------

Repayments shall accordingly be:

-------------------------------------------------------------------------
Due date                 Amount        Due date              Amount
-------------------------------------------------------------------------
1 Jan 99                    1242670    1 Apr 02              2236806
-------------------------------------------------------------------------
1 Apr 99                    932,002    1 Jul 02              2,236,806
-------------------------------------------------------------------------
1 Jul 99                    932,002    1 Oct 02              2,236,806
-------------------------------------------------------------------------
1 Oct 99                    932,002    1 Jan 03              2,236,806
-------------------------------------------------------------------------
1 Jan 00                  9,047,836    1 Apr 03              2,684,167
-------------------------------------------------------------------------
1 Apr 00                  1,555,337    1 Jul 03              2,684,167
-------------------------------------------------------------------------
1 Jul 00                  1,553,337    1 Oct 03              2,684,167
-------------------------------------------------------------------------
1 Oct 00                  1,553,337    1 Jan 04              2,684,167
-------------------------------------------------------------------------
1 Jan 01                  1,553,337    1 Apr 04              3,221,000
-------------------------------------------------------------------------
1 Apr 01                  1,864,005    1 Jul 04              3,221,000
-------------------------------------------------------------------------
1 Oct 01                  1,864,005    1 Oct 05              3,221,000
-------------------------------------------------------------------------
1 Jan 02                  1,864,005    1 Jan 05              3,221,000
-------------------------------------------------------------------------

                    [SUPERCEDES PREVIOUS REPAYMENT SCHEDULE]

REPAYMENT SCHEDULE                                            November 10, 1999

Company name:                  ACADIA Pharmaceuticals A/S
Loan for:                      Research and Development
Project No.:                   1529-1
Project Description:           Drug Discovery


Paid out per                   June 30, 99                         23,267,225.00
Calculated interest per        June 30, 99                          2,109,562.00
Paid back per                  June 30, 99                                     -
Payments in the rest of the project period                         21,305,700.00
Calculated interest for the rest of the project period DKK         16,133,495.00
                                                            --------------------
Total repayment                                                    62,815,982.00
                                                            --------------------

The repayment schedule has been made on the basis of a fixed interest and on the Basis of the projected return made from the project

         From            To                                 Turnover DKK
         Jan 1, 00       Dec 31, 00                                84,500,000.00
         Jan 1, 01       Dec 31, 01                               119,600,000.00
         Jan 1, 02       Dec 31, 02                               161,119,000.00
         Jan 1, 03       Dec 31, 03                               206,944,000.00
         Jan 1, 04       Dec 31, 04                               278,038,000.00
         Jan 1, 05       Dec 31, 05                               368,713,000.00

The repayments are hereafter:

         PERIOD           PAYMENT IN DKK    PERIOD          PAYMENT IN DKK
         Apr   1, 00     1,036,311.00       Oct   1, 02             1,975,970.00
         Jul   1, 00     1,036,311.00       Jan   1, 03             1,975,970.00
         Oct   1, 00     1,036,311.00       Apr   1, 03             2,537,969.00
         Jan   1, 01     1,036,311.00       Jul   1, 03             2,537,969.00
         Apr   1, 01     4,487,529.00       Oct   1, 03             2,537,969.00
         Jul   1, 01     1,466,779.00       Jan   1, 04             2,537,969.00
         Oct   1, 02     1,466,779.00       Apr   1, 04             3,409,869.00
         Jan   1, 02     1,466,779.00       Jul   1, 04             3,409,869.00
         Apr   1, 02     1,975,970.00       Oct   1, 04             3,409,869.00
         Jul   2, 02     1,975,970.00       Jan   1, 05             3,409,869.00
                                            Apr   1, 05             4,521,910.00
                                            Jul   1, 05             4,521,910.00
                                            Oct   1, 05             4,521,910.00
                                            Jan   1, 06             4,521,910.00

ATTACHMENT NO 1 FOR LOAN AGREEMENT OF FEBRUARY 19, 1997

Debtor                     ACADIA Pharmaceuticals A/S
Project No.                1529-1 Lead Discovery Project
Loan in DKK                44,573,063

Project Period    The project period ends on December 31, 2000

Roaylty                    The roaylty is a fixed percentage of 4.91

Repayment                  The repayment schedule for the loan is changed with
                           effect from January 1, 1999

                           At the same time, repayment schedule of October 17, 1996 is annulled. Repayments of the loan are specified in the attached repayment schedule dated November 10, 1999, which is thus valid.

All other conditions of the loan agreement are still in force.

ACADIA Pharmaceuticals have received:
Repayment schedule dated November 12, 1999


Date                         November 12, 1999

ACADIA Pharmaceuticals       Vaekstfonden (Growth Fund)

/S/  ULI HACKSELL            /S/  CLAUS VESTERLIND        /S/  NIELS K. LAUERSEN
---------------------------  ---------------------        ----------------------
Uli Hacksell                 Claus Vesterlind             Niels K. Lauersen




As witnesses for ACADIA Pharmaceuticals

Name:         Lotte Sonderbjerg            Name:        Kate Mortensen
Position:     Site Manager                 Position:    Administrative Assistant
Address:      Thorvaldsensvej 9            Address:     Ejbbygard 7
City:         DK-1871 Frrederriksberg      Address:     DK-2600 Glostrup

              /S/ LOTTE S0NDERBJERG                     /S/  KATE MORTENSEN
              ---------------------                     -------------------
              Signature                                 Signature

-------------------------------------------------------------------------------------------------------------------------------
Project title                           Copenhagen Lead Discovery Project       Development period start      1 Jan 97
-------------------------------------------------------------------------------------------------------------------------------
Company name                            Receptor Technologies A/S               Development period finish     31 Dec 99
-------------------------------------------------------------------------------------------------------------------------------
Project No.                             1529                                    Repayment period start        1 Oct 98
-------------------------------------------------------------------------------------------------------------------------------
Project type                            Research and development                Repayment period finish       1 Jan 05
-------------------------------------------------------------------------------------------------------------------------------
Financing percentage                    45%                                     Repayment over months         75
-------------------------------------------------------------------------------------------------------------------------------
Interest rate                           7.70%                                   Financial year                01 Jan-31 Dec
-------------------------------------------------------------------------------------------------------------------------------
Royalty rate                            4.32%                                   L. fig                        36%
-------------------------------------------------------------------------------------------------------------------------------
Manually calculated remainder value     N/A                                     Consultant                    MN
-------------------------------------------------------------------------------------------------------------------------------

Periodisation

----------------------------------------------------------------------------------------------------------------------------------
Period           P1        P2        P3        P4        B1        B2        B3        B4        B5        B6        B7


No. months


From month/yr


To month/yr
----------------------------------------------------------------------------------------------------------------------------------
                 3         3         3         3         12        12        12        12        12        12        12
                 1.1.97    1.4.97    1.7.97    1.10.97   1.1.97    1.1.98    1.1.99    1.1.00    1.1.01    1.1.02    1.1.03
                 31.3.97   30.6.97   30.9.97   31.12.97  31.12.97  31.12.98  31.12.99  31.12.00  31.12.01  31.12.02  31.12.03

--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------
Period          B8        B9        B10       Total
----------------------------------------------------
No. months


From month/yr

----------------------------------------------------
To month/yr     12        12         12       96
                1.1.04    1.1.05
                31.12.04


Project budget

------------------------------------------------------------------------------------------------------------------------------------
a) Payroll
b) Purchases
c) Investments
d) Basis for calculations
e) General costs
f) Services
g) Project costs total
h) Pay to current staff
i) Group costs in project period
------------------------------------------------------------------------------------------------------------------------------------


Development Project - effects

------------------------------------------------------------------------------------------------------------------------------------
j) Jobs as result of project
k) Turnover as result of project
l) Exports as result of project
m) Contribution as result of project
------------------------------------------------------------------------------------------------------------------------------------
Payments calculated
Interest
Repayment
Balance
------------------------------------------------------------------------------------------------------------------------------------

                                                                             1
Stamp duty                    DKK 150
Registration fee DKK 700
Total                         DKK 350

MORTGAGE DEED (PERSONAL)

MORTGAGOR'S NAME/ADDRESS                 Receptor Technologies A/S
                                         Home Address

COMPANY REGISTRATION NO.

MORTGAGEE                                The same, or any party to whom this
                                         mortgage may be assigned, by way of
                                         surety or in any other way, without
                                         personal liability.

PRINCIPLE                                DKK 44,573,063 (Forty four million,
                                         five hundred and seventy three
                                         thousand and sixty three)

INTEREST AND TERMS OF PAYMENT            16% shall be payable on the mortgage
                                         from drawdown. Interest shall be
                                         payable every 11th June and 11th
                                         December, semi-annually in arrears,
                                         the first time on the first due date
                                         after drawdown.

PROPERTY MORTGAGED                       All the intellectual property rights
                                         attaching to the mortgagor's
                                         development of active agents for
                                         treatment of disease if genes with
                                         coded receptors are detected,
                                         created within Project No. 1529,
                                         including all documentation,
                                         software descriptions, source codes
                                         and all results of any kind which
                                         may belong to or are part of the
                                         project, including all descriptions,
                                         diagrams, prototypes and the developed
                                         product and other possible products
                                         which are the result of the above work
                                         on development. Rights in the mortgage
                                         also include the fund of technical
                                         knowhow covered by the project.

                                         Further, the mortgage covers all income
                                         from the pledged property, including
                                         leases, rental and insurance sums.

PRIOR CHARGES                            None.

POWER OF ATTORNEY                        The Fund for Industrial Growth is
                                         authorised on my behalf to sign
                                         endorsements or any kind to this
                                         mortgage deed, including endorsements
                                         of receipt, transfer, moderation or
                                         relaxation.

ADDRESS FOR ANY LEGAL
PROCEEDINGS, ETC.                        Fund for Industrial Growth, Tagensvej
                                         137, DK-2200 Copenhagen N

OTHER CREDIT INFORMATION                 Is the mortgage covered by the Credit
                                         Agreements Act  |_| Yes   |_| No

TERMINATION                              The mortgage may be terminated at any
                                         time by the mortgagor or mortgagee
                                         without notice.

NB Change of address shall be reported to the Mortgagee. If payment of interest and redemption payments is delayed, the mortgagee can require repayment of capital, cf next page, Item 7a.

The Ministry of Justice's Mortgage Schedule "Losore" (last page) shall be also applicable.

                                         Insofar as the mortgage deed is only
                                         signed by the mortgagor, said mortgagor
                                         states that he/she is unmarried or that
                                         the mortgaged property is not subject
                                         to Section 19, Judicial Aspects of
                                         Marriage Act.

Date

                                         Receptor Technologies A/S

Mortgagor's signature                    _____________________________
                                         Name to be typed/capitals

                                         If the mortgagor is married, the
                                         undersigned spouse hereby agrees to the
                                         mortgage. If the spouse is a co-owner
                                         of the property, said spouse should
                                         sign as debtor and mortgagor.

Spouse                                   _____________________________

As witness that this a true signature, the date is correct and that the undersigned has attained majority.

(Please type):

Name                                     Name
Occupation                               Occupation
Address                                  Address
Town/Post code                           Town/Post code

Signature                                Signature

MINISTRY OF JUSTICE - TERMS FOR PLEDGED PROPERTY

1. Payments made in accordance with this mortgage shall be sent post-paid to the mortgagee's address as stated on page 1, or at another place within the borders of the country as stated by the mortgage.

2. All payments shall be deemed to be in due time if paid within seven days after the due date; for settlement date payments, within seven days of the first settlement date. If the due date or the last due settlement day is on a Holy Day, a Saturday or Constitution Day 5th June, the due day shall be the following weekday. The same shall apply to the date of expiry of all deadlines in this mortgage. Payment made within the above limits to a bank in the country, except Greenland, for credit to the place of payment, shall be proper payment.

3. The mortgagor is obliged to inform the mortgagee of a change of address. This may not be done on a payment slip if it is stated on the slip that messages to the payee shall not be made thereon. Communications from the mortgagee, including notice of termination, may be sent or served at the most recent residence of which the mortgagee has been informed, irrespective of change of address, unless the mortgagee is aware of the mortgagor's new address. Should the mortgagee become aware that notice of termination has not reached the mortgagor as a result of change of address, the mortgagee shall immediately serve notice of termination on the mortgagor if the mortgagor's new residence is stated on the Civil Register or other easily accessible source.

4. The mortgagor declares that there is no other party having rights by way of a mortgage deed, contract of sale, leasing contract or otherwise which could prejudice the preferential position of this mortgage.

5. The mortgager undertakes to keep the pledged property properly insured for fire risk.

6. The mortgagee is entitled in accordance with the mortgage deed to payment of principal, interest and other amounts of a comparable nature and to interest surcharge. The mortgagee is further entitled to recover costs properly incurred in serving notice of termination, recovery and in protecting the mortgagee's interests in the event of legal proceedings against the pledged property by a third party.

7. Irrespective of non-terminability or terms of notice, the mortgagee can demand redemption of the capital as a result of the following:

         (a) If interest or repayments are not paid by the last due date. It is however a condition for requiring redemption of the principle that the mortgagor has not paid interest and redemption within seven days of a written request therefor having been sent or served. The mortgagee's demand shall be made after the last due date for payment and shall explicitly state that a demand will be made for the principle to be repaid if interest and repayment are not paid by the expiry of the deadline, cf. Item 2 thereon;

         (b) If the pledged property has seriously deteriorated or been significantly mistreated without there having been provided on demand sufficient surety;

         (c) If the mortgagor refuses to grant access to the mortgagee or its representative to check on the pledged property;

         (d) If the mortgagor does not show on request that the pledged property is properly insured for fire risk, and

         (e) If the pledged property or significant parts thereof are assigned to a third party or sold at compulsory auction.

INFORMATION ON DECLARATIONS OF VALUE FOR MORTGAGES

In accordance with Section 57 of the Stamp Duty Act, Stamp Duty of 1.5% of the principle is payable on mortgages.

There is an exception to this rule in Section 57 Sec. 4 of the Stamp Duty Act in which it is possible to elect to pay Stamp Duty on the value of the pledged property if it is lower than the principle. Since the Fund for Industrial Growth only has security in development projects, it is thus possible to pay Stamp Duty on the value of the development project at the time it is pledged.

If the development project is still only at the concept stage at the time it is pledged, the value can often be set very low. If the development project is based on a bought-in Patent, the value can most often be set at the cost of acquiring the Patent.

In applying the value of the pledged property instead of the principal of the mortgage as a basis for calculating Stamp Duty, there can often be considerable savings thereon. It is a precondition therefor that the mortgagor shall make a solemn declaration of the pledged property's lower value. This Declaration of Value should be made at the top of page 1 of the mortgage deed.

In order to reduce your costs, the Fund for Industrial Growth will endeavour to use this option for saving on Stamp Duty. It should be noted that the Authorities administering Stamp Duty have not yet taken a position on the option of Declarations of Value for mortgages. Accordingly the Declaration of Value may not be recognised.

Fund for Industrial Growth November 1993

MORTGAGE DECLARATION

MORTGAGOR                  Receptor Technologies A/S
                           Address

MORTGAGEE                  Fund for Industrial Growth, Tagensvej 137, DK-2200
                           Copenhagen N

MORTGAGE As security for the mortgagor's indebtedness to the mortgagee pursuant to loan agreement 1529, a pledge is granted with a first charge in the amount of DKK 44,573,063 in the project for developing a rapid method for identifying active agents for the treatment of disease, if genes with coded receptors are detected.

                           The pledge shall be as surety for redemption of the loan, interest and costs.

                           Rights in the mortgage shall be extended in addition to the amount stated in the mortgage by up to five years. Said extension shall be calculated on the basis of the original sum at the rate of interest stated in the mortgage. The extended term shall begin when the mortgage is pledged to the Fund for Industrial Growth and shall remain in force until final redemption of the sum, although for a maximum of five years.

TERMS Fund for Industrial Growth's standard terms for loans, August 1995.

DATE

AS MORTGAGOR               Receptor Technologies A/S

                           Signature
                                    -----------------------------------
                           Name to be also typed

                           In Witness of the Borrower:
                           (Please type and sign):

                           Name                               Name
                           Occupation                         Occupation
                           Address                            Address
                           Town/Post code                     Town/Post code

                           Signature                          Signature

QUARTERLY REPORT

THE DECLARATION OF THE REVERSE PAGE SHOULD BE SIGNED AND SUBMITTED TOGETHER WITH THE REPORT TO THE FUND FOR INDUSTRIAL GROWTH

Company:

Project No.:

Project title:

Report for the period:

The report on the project should contain the following and be signed by the CEO:

A

1. A report on the progress of the project during the period with a brief review of the costs that have been borne.

2. Details of written reports, reviews and the acquisition of knowledge, identified by report number and date or other identification.

3. Details of deviation from the Project Plan or budget, including changes in technical, financial, commercial or managerial circumstances.

4. Details of the consequences of deviations in respect of time, finance, profitability and residual financing. New plans and budgets should be submitted for significant changes.

5. Details of how far the project has got, expressed in percentage terms (divisible by 10) taken in comparison with the timetable and activity plan.

B.

Quarterly report

-----------------------------------------------------------------------------------------------------------------
DKK 1000 excl. VAT              Budget for the period - DKK  Accounts - costs incurred    Budget for the coming 3
                                                             in the period - DKK          month period DKK
-----------------------------------------------------------------------------------------------------------------
    1  Payroll*
-----------------------------------------------------------------------------------------------------------------
    2  Purchases
-----------------------------------------------------------------------------------------------------------------
    3  Investments
-----------------------------------------------------------------------------------------------------------------
    4  Gen. costs (max 25% of
       Items 1-3)
-----------------------------------------------------------------------------------------------------------------
    5  Services
-----------------------------------------------------------------------------------------------------------------
       Total development costs
-----------------------------------------------------------------------------------------------------------------

* Total number of hours in the period:

Time used should be documented and payroll should be stated in accordance with the Fund for Industrial Growth's rules, cf Application Notes/Checklist.

DECLARATION ON RESIDUAL PROJECT FINANCING

The company declares that:

- There is no significant change in the company's financial position compared to the accounts and budgets which the Fund for Industrial Growth has received.

- It is my/our view that financing is available for the residual part of the project.

- I/We can show that financing for production and sales after the expiry of the development period will be available.

Date:

Company name

Signature (CEO)
PLEASE TYPE NAME:

AUDITOR'S ENDORSEMENT

Company:

Project No.:

Project title:

Auditor's endorsement relates to development period:

Period costs - DKK:
cf quarterly accounts*

* If an audit occasions corrections, new accounts for the whole period are to be presented with the same entries as for the previously submitted quarterly accounts.

DECLARATION

As auditor for the company, we/I have audited the accounts for the above-identified project and period. We/I state the following:

- Costs relate to the project and are stated in accordance with the Fund for Industrial Growth's rules (see page 2).

- Hours used have been documented and pay is stated in accordance with the Fund for Industrial Growth's rules (see page 2).

- The accounts comply with the loan/guarantee agreement with the Fund for Industrial Growth and the standard loan/guarantee terms associated therewith.

-    The work has been done within the stated development period.

- The costs have been incurred. Costs have been paid for or the company is liable to do so on standard terms.

- The materials involved and services purchased are in accordance with invoices and stock registration.

-    Project costs have been stated exclusive VAT.

- The company has not received other public funds (including Danish, Nordic or EU) for this or associated projects.

Dated:

Signed:
(PLEASE TYPE NAME)

The auditor's endorsement is to relate to all quarterly accounts associated with that part of the development period which is within the company's most recently completed financial year.

The auditor's endorsement should be sent to the Fund for Industrial Growth within five months of closing the financial year.

Notes for the presentation of accounts to the Fund for Industrial Growth

Accounts are to be splits as follows:

------------------------------------------------------
      1  Payroll*
------------------------------------------------------
      2  Purchases
------------------------------------------------------
      3  Investments
------------------------------------------------------
      4  General costs, max 25% of Items 1-3
------------------------------------------------------
      5  Services
------------------------------------------------------
         Total development costs
------------------------------------------------------

* Total hours should also be stated

PAYROLL: Hourly rates should be stated as an average of employees' gross pay divided by 1628 (44 weeks @ 37 hours). For hourly paid workers, pay should be normally stated as gross hourly pay including holiday pay, ATP and AUD. The basis on which payroll costs have been calculated (i.e. a schedule of hours and hourly rates) should be attached.

PURCHASES:                 Purchases cover all direct external costs associated
                           with the project, such as materials and travelling.
                           Services purchased should be stated separately, see below.

INVESTMENTS:               Investments relate to be acquisition of tangible and
                           intangible assets which are assumed to have residual value after the completion of the project.

GENERAL COSTS:             The project accounts should only include those
                           costs which are directly attributable/stated in relation to the project. The Fund for Industrial
                           Growth accepts that there should be added to the project accounts 25% of general payroll, purchase and investment costs. No general costs supplement shall be included for services.

SERVICES:                  These may, for example, be patent costs, services or
                           consultancy fees.

Costs borne by the company's
-    Parent company
-    Subsidiary
-    Affiliate or
- Owners/shareholders whose holdings exceed 25%, or their close relations (the definition applied in the Insolvency Act Section 2 shall be used),

may only be included at cost price without mark-up.

Costs of consultants associated with preparing applications and regular reporting may not be included in project accounts unless otherwise agreed in writing with the Fund for Industrial Growth, except for routine accountancy costs.

October 1995.

STANDARD TERMS FOR LOANS

THESE TERMS APPLY TO ALL FUND FOR INDUSTRIAL GROWTH LOANS. CERTAIN SECTIONS MAY, HOWEVER, NOT BE APPLICABLE FOR CERTAIN TYPES OF LOAN, AS STATED IN THE INDIVIDUAL SECTIONS CONCERNED.

TYPES OF LOAN:                      -   FU loans for Research and Development
                                    -   I loans for internationalisation
                                    -   K loans for skills development
                                    -   L loans for use of Fund for Industrial
                                        Growth's management consultancy panel.

DRAW-DOWN:                          Loans are payable 3 monthly in advance. The
                                    first instalment shall be payable on the basis of the project budget in accordance with the Fund for Industrial Growth's budget schedule, when the Fund for Industrial
                                    Growth has received the documents stated in the letter accompanying the loan agreement, and when terms for payment of the loan have been complied with.

                                    Later installments are payable on the basis of actual costs in the latest quarterly report and the budget for the next quarterly period. Reports shall not give rise to objections.

                                    The final 10% of loans shall be payable when project development has been completed and the Fund for Industrial Growth has received:

                                    -   A full and final project report.

                                    -   A schedule of the reports and reviews
                                        prepared and knowledge acquired
                                        identified by report number and date or
                                        other identification.

                                    -   Final accounts for the project for the
                                        complete development period, with a duly completed endorsement on the Fund for Industrial Growth's form by the company's auditor. The auditor's endorsement shall show that costs only relate to the project concerned.

                                    Irrespective of the amount of the loan
                                    agreed, the Fund for Industrial Growth can at most finance development costs at the financing percentage stated in the loan agreement.

QUARTERLY REPORT                    Every third month, the Fund for Industrial
                                    Growth shall receive a quarterly report on the basis of which instalments of the loan shall be payable. The report is to include:

                                    -   An account of progress of the project
                                        during the period concerned with a short explanation of the costs incurred.

                                    -   Details of written reports, reviews and
                                        knowledge acquisition identified by
                                        report number and date or other
                                        identification.

                                    -   Details of any deviation in comparison
                                        with the project plan or budget,
                                        including altered technical, economic,
                                        financial or managerial circumstances.

                                    -   The requisite documentation that
                                        residual financing for the project is
                                        available.

                                    - The consequences of deviation in respect of time, finance and profitability.

                                    -   An account of revenues achieved and
                                        costs incurred in the completed
                                        quarterly period.

                                    - A budget for forecast costs and revenues for the next quarterly period.

                                    If there are deviations between the
                                    project's budgeted and actual costs, the Fund for Industrial Growth may require a proposal of how the borrower will ensure that the project can be undertaken profitably.

                                    Quarterly reports are to be submitted to the Fund for Industrial Growth within three weeks of the end of quarterly periods.

                                    Calculated royalties are set against
                                    payments. The sum for which the borrower remains liable shall attract interest at the rate stated in the loan agreement.

                                    If the company wishes to retain the rights, purchased equipment and prototypes, etc. no request may be made for the loan to be written down, irrespective of the fact that the project is not creating turnover.

                                    It is a condition for write down of a loan that:

                                    -   All rights in the development project
                                        shall have been assigned to the Fund for Industrial Growth, at no cost thereto.

                                    -   Commercial secrets shall be intact.

                                    -   An agreement on write down of the loan
                                        on the Fund for Industrial Growth's form shall have been signed.

                                    Outstanding debt cannot be written down if the debt can be redeemed without entitlement to being written down (see Section B below).

TERMINATION                         A borrower may at any time redeem a loan
                                    including accrued interest.

                                    A.  The Fund for Industrial Growth is
                                        entitled without notice to cease
                                        payment, to regard the loan as having
                                        fallen due and to demand the rights
                                        assigned with entitlement to debt right
                                        down, if:

                                    -   The technical, commercial, financial or
                                        managerial basis for the project lapses
                                        or changes to such an extent that the
                                        Fund for Industrial Growth no longer
                                        deems that the project will be
                                        profitable.

                                    -   The results achieved according to
                                        quarterly reports deviate in the Fund
                                        for Industrial Growth's view
                                        significantly from the project's budget, timetable and activity plan.

                                    -   In the view of the Fund for Industrial
                                        Growth the project is not following the
                                        plan, will not be completed, does not
                                        live up to sales forecasts, does not
                                        appear to be profitable or is not being
                                        exploited in a satisfactory manner.

                                    B.  The Fund for Industrial Growth shall be
                                        entitled without notice to cease
                                        payment, to regard the loan as having
                                        fallen due without entitlement to debt
                                        right down, if:

                                    -   Repayments on the loan are not made on
                                        time.

                                    -   The loan is not used as assumed in the
                                        loan agreement.

                                    -   The rights in the project are wholly or
                                        partially assigned to the ownership of,
                                        or as surety to, a third party without
                                        written consent from the Fund for
                                        Industrial Growth.

                                    - The borrower has permitted a third party to become aware of results of the project or partial results in the project without said third party having undertaken in writing to keep results secret, and not to exploit or further disseminate said results.

                                    -   The borrower becomes insolvent
                                        (irrespective of whether this involves
                                        calling in receivers or filing for
                                        insolvency), goes into liquidation,
                                        bankruptcy, debt rescheduling, initiates negotiations on any kind of debt rescheduling, is declared incapable, deceases, is arrested or if distress is levied upon the borrower.

                                    -   A shareholding/holding with a
                                        controlling influence on the borrowing
                                        company has changed ownership without
                                        the written consent of the Fund for
                                        Industrial Growth.

                                    -   Operations in the borrower's company
                                        cease.

                                    -   The borrower fails to submit quarterly
                                        reports, auditor's endorsement or annual accounts in due time.

                                    -   The borrower fails to inform the Fund
                                        for Industrial Growth in writing if
                                        public funds (Danish, Nordic or EU) for
                                        the project or associated projects have
                                        been applied for or granted.

                                    -   Consultancy costs, including fees
                                        associated with the preparation of
                                        applications or regular reporting are
                                        included in the project accounts, unless otherwise agreed in writing with the Fund for Industrial Growth.

                                    -   In the view of the Fund for Industrial
                                        Growth, other significant preconditions
                                        for the loan are no longer satisfied.

AUDITOR'S ENDORSEMENT               The borrower shall within five months of
                                    the end of the financial year send a copy of the company's externally audited annual accounts with associated internal breakdown or similar to the Fund for Industrial Growth

AND ANNUAL ACCOUNTS                 Annual accounts shall be prepared in
                                    accordance with the Presentation of
                                    Accounts Act and the company's auditor
                                    shall be Registered or State Authorized.

                                    Within five months of the borrower's
                                    financial year having been completed, the borrower shall submit an Auditor's Endorsement on the Fund for Industrial Growth's form. The Auditor's Endorsement shall be signed by the company's auditor and relate to all the quarterly accounts in the financial year concerned.

                                    At the end of the development project -
                                    regardless of the reason therefor - there shall always be submitted an Auditor's Endorsement from the company's auditor showing that all the costs in the project accounts exclusively relate to the project concerned.

ANNUAL PROJECT FOLLOW UP            The Fund for Industrial Growth normally once
                                    a year reviews with the company management the work done and compares it with the project's timetable and activity plan and budgets. The following year's project plan and budget are also updated. The project is similarly reviewed together with the management if there are significant changes to the project's technical, financial, commercial or managerial basis.

SUBMISSION OF PROJECT DATA          If the Fund for Industrial Growth wishes to
                                    receive data on the project in order to
                                    follow progress, the borrower shall provide same.

                                    Representatives of the Fund for Industrial
                                    Growth shall be granted access to the
                                    borrower to study all matters relating to the project. Such visits are to be agreed in advance.

RIGHTS IN THE PROJECT               As a condition for grant of the loan, all
                                    rights in the development project are
                                    pledged to the Fund for Industrial Growth.

                                    Until the loan has been redeemed, the rights in the development project shall neither wholly nor partially be assigned to the ownership of a third party, or pledged thereto, without written consent of the Fund for Industrial Growth. Similarly the results of the project shall neither wholly nor partially be exploited by a third party without written consent of the Fund for Industrial Growth.

                                    The borrower shall not permit a third party to become acquainted with the project, or parts thereof, without written consent of the Fund for Industrial Growth.

                                    In connection with any write down of the Fund for Industrial Growth's loan, cf. below, all rights in the development project shall be unconditionally assigned to the Fund for Industrial Growth.

                                    Development project shall be taken to mean the financed project, including all rights in the project, patents, designs, trademarks, know-how and other intellectual property rights, the results of the project, drawings, reports and descriptions.

REPAYMENT                           The loan shall be repaid as stated in the
                                    loan agreement.

                                    The following section applies only for FU and I loans.

                                    If it becomes apparent that the turnover created by the project is significantly less than forecast when the loan agreement was entered into, the Fund for Industrial Growth will be willing to discuss rescheduling repayments.

                                    Rescheduling the terms of repayment in the loan agreement predicates, INTER ALIA, that in the Fund for Industrial Growth's view, the project will still be able to achieve turnover which can lead to redemption of the loan within the agreed repayment period.

DEBT RESCHEDULING                   This section applies only for FU and I
                                    loans.

                                    The borrower can require that the loan be written down if the development project is not completed or not exploited.

                                    A request for write down of debt shall be accompanied by a statement of the turnover created by the project. The statement shall be endorsed by a Registered or State Authorized auditor.

                                    Irrespective of whether debt write down is granted, the borrower shall however continue to be liable for an amount corresponding to the royalty on all turnover created by the project during or after the end of the development period. The rate of royalty in the loan agreement shall apply.

OTHER TERMS                         The Fund for Industrial Growth will regard
                                    the loan agreement as having ceased if:

                                    -   The signed agreement is not returned to
                                        the Fund for Industrial Growth within 30 days of the date of the agreement (date of dispatch).

                                    -   The first tranche of the loan has not
                                        been paid out within five months of the
                                        Fund for Industrial Growth's having
                                        issued the loan agreement.

                                    If the Fund for Industrial Growth so wishes, the borrower shall submit quarterly and half yearly accounts together with further details of company operations.

                                    Stamp Duty and costs in general shall be payable by the borrower.

                                    Legal proceedings any kind associated with the loan agreement and the parties' collaboration in general shall be heard before the Copenhagen City

                                    Court, if the Fund for Industrial Growth so wishes, irrespective of the size and nature of the claim involved.

         Appendices to the Fund for Industrial Growth standard terms for loans:

         Auditor's endorsement
         Accounts and budget sheets for quarterly reports.

         August 1995

LETTER OF SUPPORT

LENDER                              Receptor Technologies Inc.
                                    276 East Allen
                                    Winooski 05404

BORROWER                            Receptor Technologies A/S
                                    ADDRESS
                                    POST CODE/TOWN

LOAN A loan of DKK 44,573,063 relating to Project No. 1529 with associated ordinary terms dated August 1995. Special terms apply to payment and redemption of the loan cf. loan agreement with borrower.

OWNERSHIP                           Receptor Technologies Inc. confirms that we
                                    own all the share capital in our subsidiary.

DECLARATION                         So long as a subsidiary is indebted to the
                                    Fund for Industrial Growth, we shall not wholly or partially dispose of nor pledge the shares.

                                    We shall also closely follow developments in our subsidiary which we shall support financially so that the project can be financially undertaken. We shall further use our influence to ensure that our subsidiary can comply with its obligations to the Fund for Industrial Growth in circumstances in which the loan could be terminated in accordance with the standard terms for loans by the Fund for Industrial Growth; if necessary, by providing our subsidiary with sufficient capital so that the Fund for Industrial Growth shall not suffer any loss, or by direct payment to the Fund for Industrial Growth.

                                    This declaration shall not affect the
                                    borrower's right to debt rescheduling in accordance with the Fund for Industrial Growth's standard terms for loans, dated August 1995. If the loan is written down, this Letter of Support shall cease simultaneously.

DISPUTES AND JURISDICTION           Receptor Technologies Inc. shall accept
                                    that any disputes about all claims
                                    deriving from or relating to this
                                    undertaking shall be heard before the Danish courts and subject to Danish law.

                                    Receptor Technologies Inc. accepts that
                                    final findings by the Danish courts can be executed in respect of the company in USA.

                                    Dated

                                    Receptor Technologies Inc.

                                    -----------------------------------